Exhibit 31.2

CERTIFICATION PURSUANT TO RULE 13a-14 AND 15d-14 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

I, David Hastings, Chief Financial Officer of Arbutus Biopharma Corporation, certify that:

1.	I have reviewed this Form 10-K/A;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: March 6, 2020

/s/ David Hastings
Name:	David Hastings
Title:	Chief Financial Officer